SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 29, 2008
United Bankshares, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)
(304) 424-8800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 29, 2008, United Bankshares, Inc. (“United”), at a meeting of its Board of Directors, elected Gary G. White as an “independent” director to United’s Board of Directors. At the time of his election, Mr. White was not appointed to any committees of the Board. There was no arrangement or understanding between Mr. White and any other person pursuant to which he was selected as a director.
     A copy of a press release dated September 29, 2008 announcing the election of Mr. White to the United Board of Directors is being furnished to the Securities and Exchange commission pursuant to Item 5.02 of Form 8-K and is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) The following exhibit is being furnished herewith:
99.1	Press Release, dated September 29, 2008, issued by United Bankshares, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.
Date: October 1, 2008	By:	/s/ Steven E. Wilson
Steven E. Wilson,
Executive Vice President, Treasurer, Secretary and Chief Financial Officer